[Filed pursuant to Rule 497 (e)]

                           EUCLID MARKET NEUTRAL FUND
                                   A Series of
                               EUCLID MUTUAL FUNDS
                   900 Third Avenue, New York, N.Y. 10022-4728


                       STATEMENT OF ADDITIONAL INFORMATION
                                  April 29, 1998


      Euclid Market Neutral Fund (the "Fund"), is a diversified, open-end management investment company organized as a series of Euclid Mutual Funds, a Delaware business trust (the "Trust").

      This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Fund (the "Prospectus" ), dated April 29, 1998, which can be obtained without cost by contacting your financial professional or by calling or writing the Fund at the telephone number and address printed on this cover page. This Statement of Additional Information is intended to provide you with further information about the Fund.


                               Euclid Mutual Funds
                           (Toll Free 1-800-272-2700)


TABLE OF CONTENTS                                                           Page
INVESTMENT OBJECTIVE AND POLICIES                                             2
INVESTMENT RESTRICTIONS                                                       2
OTHER INVESTMENT POLICIES                                                     3
PURCHASE AND REDEMPTION OF SHARES                                             6
REINSTATEMENT PRIVILEGE                                                       6
EXCHANGE PRIVILEGE                                                            7
INVOLUNTARY REDEMPTIONS                                                       7
RETIREMENT PLANS                                                              7
NET ASSET VALUE AND TAXES                                                     7
TRUSTEES AND OFFICERS OF THE TRUST                                            9
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                          12
INVESTMENT MANAGEMENT AND OTHER SERVICES                                     12
  Manager                                                                    12
  Distributor                                                                12
  Distribution Plans                                                         13
  Custodian, Fund Accounting Agent, Transfer Agent and Dividend Paying Agent 14
  Independent Accountants                                                    14
  Counsel                                                                    14
ADVISOR'S PRIOR PERFORMANCE                                                  14
PORTFOLIO TRANSACTIONS AND BROKERAGE                                         16
YIELD AND PERFORMANCE INFORMATION                                            17
REGISTRATION STATEMENT                                                       17
FINANCIAL STATEMENTS                                                         18

INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective and policies and permitted investments are described in the Prospectus under the headings "Investment Objective", "Our General Investment Philosophy and Strategy", "Other Investment Policies" and "Risk Factors". Set forth below is additional information with respect to the investment policies and a description of certain financial instruments and techniques utilized by the Fund. Except as explicitly set forth in this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.

INVESTMENT RESTRICTIONS

      The first eight investment restrictions set forth below are fundamental policies of the Fund. These restrictions cannot be changed without a vote of a majority of the outstanding voting securities of the Fund. However, these policies may be modified by the Trustees without shareholder approval to the extent necessary to facilitate the implementation of a master-feeder structure for the Fund ( i.e., a structure under which the Fund acts as a feeder and invests all of its assets in a single pooled master fund with substantially the same investment objectives and policies).

      Fundamental Policies Except as stated above with respect to a master-feeder structure, the Fund may not:

      1. Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would be 25% or more of the value of its total assets (there is no such limitation with respect to obligations of the U.S. Government, its agencies or instrumentalities or with respect to investments in other investment companies complying with such policy).

      2. With respect to 75% of the Fund's assets, purchase the securities of any one issuer if immediately after such purchase (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or (ii) the Fund would own more than 10% of the outstanding voting securities of such issuer. (Such limitations do not apply to securities issued by the U.S. Government, its agencies or instrumentalities or with respect to investments in other investment companies complying with such policy).

      3. Invest in real estate, provided that this limitation shall not prohibit the purchase of securities issued by companies that invest in real estate or interests therein, including real estate investment trusts.

      4. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (if the aggregate value of the loaned securities does not at any time exceed one-third of the total assets of the Fund), or the entry into repurchase agreements.

      5. Issue "senior securities," except as permitted under the Investment Company Act of 1940.

      6. Act as an underwriter, except that the Fund technically may be deemed to be an underwriter in a registration under the Securities Act of 1933 to resell restricted securities.

      7. Invest in physical commodities or commodity contracts; provided that this limitation shall not prevent the Fund from purchasing and selling futures contracts and options.

      8. Borrow money in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of the Fund's total assets, the Fund will make no further investments until such borrowing is repaid. (Short sales and related borrowings of securities are not subject to these restrictions.)

      Non-Fundamental Restrictions The following investment restrictions and policies are non-fundamental and can be changed by the Board of Trustees without shareholder approval. Currently, the Fund may not:

      9. Maintain a short position, or sell securities short if, when added together, more than 100% of the value of the Fund's net assets would be (I) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not considered in applying this limitation.

      10. Pledge its assets in an amount greater than 10% of the value of its total assets, and then only to secure borrowings permitted by Restriction 8 (collateral or deposit arrangements with respect to short sales, swaps and other derivatives, or the deposit of initial or maintenance margin in connection with futures contracts, will not be deemed to be a pledge of the Fund's assets).

      11. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions and initial and variation margin payments in connection with transactions in futures and options contracts. (Short sales may be made in a margin account).

      12. Purchase securities which are not readily marketable, such as securities subject to legal or contractual restrictions on resale or securities which are otherwise illiquid including repurchase agreements having more than seven days remaining to maturity, if, as a result, more than 15% of the Fund's net assets would consist of such securities.

      13. Purchase securities of any other investment company, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets, or (iii) as otherwise permitted by applicable law.

      14. Participate on a joint or a joint and several basis in any trading account in securities. (The bunching of orders for the sale or purchase of portfolio securities of two or more accounts managed by the Manager or its affiliates, shall not be considered participation in a joint securities trading account).

Limitations apply at the time an investment is made; a subsequent increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions.

      The phrases "shareholder approval" and "vote of a majority of the outstanding voting securities", as used in the Prospectus or in this Statement of Additional Information means the affirmative vote of (i) 67% or more of the Fund's voting securities present at a meeting of shareholders if the holders of more than 50% of the Fund's outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. Shares of the fund have voting power based on dollar value and are thus allocated in proportion to the value of each shareholder's investment on the record date.

      The Board of Trustees, which has the primary responsibility for the overall management of the Fund, has determined that, while there are certain risks inherent in using short sales, futures and options, the Manager has demonstrated its expertise and ability to use these financial instruments and investment techniques effectively. The flexibility and potential for enhanced long-term performance and risk reduction warrant their use, in the opinion of the Board of Trustees.

OTHER INVESTMENT POLICIES

      Short Sales The Fund will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through the use of short sales (selling a security it does not own) in anticipation of a decline in the value of the security sold short relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account) until the short position is closed out, to the extent necessary to meet margin requirements. The Fund also will incur transaction costs in effecting short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

      Index Futures, and Index and Equity Options In addition to purchasing or selling short individual securities, the Fund may purchase or sell short any type of future or option related to its investments. These may include options not traded on exchanges, futures or options tied to stock indexes or averages and options on individual securities. Futures and options also may be used or combined with each other in order to implement the Fund's overall strategy.

      Futures and options tied to a securities index such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") have been used by mutual funds for many years to manage their portfolios more efficiently. An S&P 500 futures contract is a contract to buy or sell units of the S&P 500 at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract, or holding a long position in the S&P 500. Entering into a contract to sell units is commonly referred to as selling a contract, or holding a short position in the S&P 500.

      Futures Contracts In contrast to purchases of a common stock, no price is paid or received by the Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in an account for the futures broker a specified amount of cash or liquid securities, currently 2% to 5% of the contract amount. This is known as "initial margin". The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Fund is required to deposit cash, liquid debt securities, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, in a segregated account with the custodian to ensure that the use of such futures contracts is not leveraged. If the value of the securities placed in the segregated account declines, additional securities, cash or cash equivalents must be placed in the segregated account so that the value of the account will at least equal the amount of the Fund's commitments with respect to such futures contracts. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the future fluctuates, a process known as "marking-to-the-market". For example, if the Fund purchases an S&P 500 future and the S&P 500 has risen, the Fund's corresponding futures position will increase in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the S&P 500 declines, the Fund's futures position will be less valuable and the Fund will be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid to or by the Fund, and the Fund realizes a gain or a loss.

      The price of index futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market which also may cause temporary price distortions.

      Positions in futures contracts may be closed out only if there is a secondary market for such futures. Although the Fund intends to purchase or sell futures only where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin

      Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the price in the sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

      The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

Successful use of futures contracts by the Fund is also subject to the Manager's ability to correctly predict movements in the direction of prices for securities. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities prices and movements in the prices of futures contracts, a correct forecast of securities prices by the Manager may still not result in a successful hedging transaction over a short period of time. The Fund does not intend to devote more than 15% of its assets to margin on futures contracts.

      Options When the Fund purchases an option, an amount equal to the premium paid by the Fund for the option (its cost) is recorded initially as an investment. The amount of the investment is "marked-to-the-market" daily to reflect the current market value of the option. If the current market value of an option exceeds the premium paid, the excess represents unrealized appreciation; conversely, if the premium paid exceeds the current market value, the excess represents unrealized depreciation.

      When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-the-market" daily to reflect the current market value of the option. If an option written by the Fund expires, or the Fund enters into a closing purchase transaction, the Fund will realize a gain (or a loss if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

      If the Fund writes a covered call option and is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires and may be required to deliver the underlying security upon exercise. Although the Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise the option in order to realize any profit or would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options it had written.

      Reasons for the absence of a liquid secondary market include the following: (a) there may be insufficient interest in trading certain options;
(b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC" ) may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The Fund is required to deposit cash, liquid debt securities, liquid equity securities or cash equivalents in an amount equal to the exercise price of any option it has written; in a segregated account with the custodian to ensure that the use of such options is not leveraged. The Fund does not intend to devote more than 5% of its assets to option premiums.

      Options on Futures Contracts Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder of the long position would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the futures contract, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the final settlement price of the futures contract on the expiration date.

      The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

      Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts may involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options

(plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts.

      In purchasing and selling futures contracts and in purchasing options on futures contracts, the Fund presently intends to comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which it is exempted from regulation as a commodity pool operator. The CFTC regulations which exempt the Fund from regulation as a commodity pool operator require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes, as defined in CFTC regulations or, alternatively, with respect to each long futures or options position, the Fund will ensure that the underlying commodity value of such contract does not exceed the sum of segregated cash or money market instruments, margin deposits on such contracts, cash proceeds from investments due in 30 days and accrued profits on such contracts held by the commodity broker, and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's total assets. There is no other limitation on the percentage of the Fund's assets that may be invested in futures and related options.

Repurchase Agreements In a repurchase agreement transaction, the Fund agrees to purchase and resell, and the seller also agrees to buy back, usually on the next business day, a security at a fixed time and price which reflects an agreed-upon market rate. Repurchase agreements may be thought of as loans to the seller collateralized by the security to be repurchased. The risk to the Fund is the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the Fund is entitled to sell the collateral. If the seller defaults when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The manager monitors the value of the collateral daily during the term of the repurchase agreement to determine that the value of the collateral equals or exceeds the agreed-upon repurchase price. If a defaulting seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws. Except for temporary defensive purposes, the Fund does not intend to invest more than 20% of its assets in repurchase agreements.

PURCHASE AND REDEMPTION OF SHARES

      The Fund does not issue share certificates. Instead, an account is established for each investor and all shares purchased or received, including those obtained through reinvestment of distributions, are credited to such account on the books of the Fund.

      Reference is made to the materials in the Prospectus under the headings "Choosing Among Classes When Purchasing Shares," "How to Invest in the Fund" and "How to Redeem Your Fund Shares," which describe the methods of purchase and redemption of the Fund's shares. If you invest through an investment dealer or agent, that firm may have its own service features, transaction charges and fees. This SAI and the accompanying Prospectus should be read in conjunction with such firms' material regarding their fees and services. If you wish us to refer you to an investment professional, call us at 1-800-272-2700. Investment professionals receive compensation for providing investment advice, and such compensation may differ for selling shares of different classes of the Fund.

      If the Board of Trustees should determine that it is advisable in the interest of the remaining shareholders of the Fund or Class to make payment wholly or partly in kind, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with the applicable rules of the Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Where the Fund makes a redemption in kind, such redemption will be made in readily marketable securities whose value is easily ascertainable. The method of valuing portfolio securities for this purpose is as described under Net Asset Value and Taxes. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

REINSTATEMENT PRIVILEGE

      Reinvestment of redemption proceeds under the reinstatement privilege described in the prospectus will be made at the net asset value next determined after receipt of the reinstatement order. If the shareholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested.

      For purposes of determining the amount of CDSC payable on any subsequent redemptions, the purchase payment made through exercise of the reinvestment privilege will be deemed to have been made at the time of the initial purchase (rather than at the time the reinvestment was effected).

EXCHANGE PRIVILEGE

      The minimum value of any class of shares that may be exchanged into the fund in which shares are not already held is $1,000 and no exchange out of the fund (other than by a complete exchange of all the shares of that fund) may be made if it would reduce the shareholder's interest in that fund to less than $1,000. Participating securities dealers who have signed a Selling Agreement with the Distributor may exchange by telephone their clients' shares for the same class of another fund distributed by the Distributor.

      The Fund reserves the right at any time to modify or terminate the exchange privilege with respect to one or more classes of shares, if the Board of Trustees determines that continuing the privilege may be detrimental to shareholders.

INVOLUNTARY REDEMPTIONS

      As with voluntary redemptions, an involuntary redemption may result in the payment of a tax by the shareholder. (See "Distributions and Taxes" in the Prospectus.)

RETIREMENT PLANS

      Shares may be purchased in connection with all types of tax-deferred retirement plans. The minimum initial investment in connection with tax-deferred retirement plans is $250 and the minimum may be waived on payments made directly to the Transfer Agent. There is no minimum for additional purchase payments for tax-deferred retirement plans.

     Class A shares of the Fund are available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

      (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

      (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments, or

      (iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

      Alternatively, Class B shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

      Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

NET ASSET VALUE AND TAXES

      The net asset value per share of each class of shares is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open. The NYSE is closed on the following holidays (or the weekdays on which these holidays are celebrated when they fall on a weekend): New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      We subtract the non-class specific liabilities of the Fund from the Fund's assets to determine its total net assets. We then determine each class's proportionate interest in the Fund's net assets. The liabilities attributable to that class, including its distribution fees, are then deducted and the resulting amount is divided by the number of shares of that class outstanding to produce its net asset value per share.

      Stocks, futures and options are valued at the closing prices reported on recognized securities exchanges or if no sale was reported, and for unlisted securities, at the mean between the last-reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost (which approximates market value).

      Tax Status. By paying dividends representing its investment company taxable income within the time periods specified in the Internal Revenue Code of 1986, as amended (the Code ) and by meeting certain other requirements, the Fund intends to qualify as a regulated investment company under the Code. Since the Fund will distribute annually its investment company taxable income, net capital gains, and capital gain net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If the Fund were to fail to distribute all its income and gains, it would be subject to income tax and, in certain circumstances, a 4% excise tax.

      Taxation of Shareholders. Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Regardless of how long the Fund shares have been held, distributions of long-term gains realized upon the sale of capital assets are subject to a maximum tax rate for noncorporate taxpayers: if held for more than 18 months - 20% (10% for individuals in the 15% tax bracket); if held more than 12 months but not more than 18 months - 28% (15% for individuals in the 15% tax bracket). Any loss realized by a shareholder upon the disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain held for more than one year during such six-month period.

      Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

      Investors who purchase shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be taxed on the distribution when it is received even though with respect to them the distribution in effect represents a return of a portion of their purchase price. Any loss realized on a sale or exchange of shares will be disallowed if the shares disposed of are replaced within a period of 61 days beginning 30 days before being acquired.

      Individuals and certain other non-exempt payees will be subject to a 31% backup Federal withholding tax on dividends and other distributions from the Fund, as well as on the proceeds of redemptions if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies the Fund that the shareholder has failed to report proper interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.

      Tax Treatment of Certain Transactions. In general, and as explained more fully below, if the Fund enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions (i) losses realized on one position may be deferred to the extent of any unrecognized gain on another position and
(ii) long-term capital gains or short-term capital losses may be recharacterized, respectively, as short-term gains and long-term losses. Investments in foreign currency denominated instruments or securities may generate, in whole or in part, ordinary income or loss. The Federal income tax treatment of gains and losses realized from transactions involving options on stock or securities entered into by the Fund will be as follows: Gain or loss from a closing transaction with respect to options written by the fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss from the sale of put and call options that the Fund purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. Whether, in the case of individual shareholders, distributions of such gain or loss is subject to the 20% rate (10% for individuals in the 15% tax bracket), 28% rate, or 39.6% rate depends upon whether the affected option has been held for more than 18 months, more than 12 months but not more than 18 months, or not more than 12 months, respectively. For this purpose, an unexercised option will be deemed to have been sold on the date it expired. It should be noted, however, that if a put is acquired at a time when the underlying stock or security has been held for not more than one year, or if shares of the underlying stock or security are acquired while such put is held, any gain on the subsequent exercise, sale or expiration of the put will generally be short-term gain.

      Any regulated futures contract or listed non-equity option held by the Fund at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of the Fund's obligation (or rights) with respect to such contracts by offsetting, by taking or making delivery, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short term capital gain or loss. The Fund may make certain elections that modify the above tax treatment with respect to regulated futures contracts or listed non-equity options that are part of a mixed straddle, as defined by the Code.

      The Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect the Fund's ability to distribute adequate income to qualify as a regulated investment company.

      Treasury Regulations pursuant to Section 1092 provide for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.

      In addition to the Federal income tax consequences described above relating to an investment in the Fund, there may be other Federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their specific situations.


TRUSTEES AND OFFICERS OF THE TRUST

      The trustees and officers of the Trust and their business affiliations for the past five years are as follows:

Name,Address and Age         Position With the Trust    Principal Occupation During Past 5 Years
--------------------         -----------------------    ----------------------------------------
James Balog                  Trustee                    Retired; Director and member of the
2205 N. South Wind Blvd.                                Audit, Investment, Stock Option and
Vero Beach, FL 32963                                    Compensation Committees of
(69)                                                    Transatlantic Holdings, Inc.
                                                        (reinsurance); Director and Member of
                                                        the Executive Committee of Elan, Plc
                                                        (pharmaceuticals); Director and Member
                                                        of the Executive and Investment &
                                                        Credit Committees of Great West Life
                                                        and Annuity Insurance Company; Member
                                                        of the Technical Advisory Board of
                                                        Galen Partners (health care); and
                                                        Trustee of Zweig Series Trust.  Former
                                                        Director, Chairman of the Audit
                                                        Committee and Member of the Executive
                                                        Committee of A.L. Pharma, Inc. (health
                                                        care); Chairman of 1838 Investment
                                                        Advisors, L.P. and Chairman of Lambert
                                                        Brussels Capital Corporation
                                                        (investments);

Claire B. Benenson           Trustee                    Consultant on Financial Conferences
870 U.N. Plaza                                          and Former Director of Financial
New York, NY 10017 (79)                                 Conferences and Chairman, Department
                                                        of Business and Financial Affairs, The
                                                        New School for Social Research.
                                                        President of the Money Marketeers of
                                                        New York University; Trustee of Zweig
                                                        Series Trust and of Simms Global Fund;
                                                        and Director of The Burnham Fund
                                                        Inc.;  Former Director of  Zweig Cash
                                                        Fund Inc.

Name,Address and Age         Position With the Trust    Principal Occupation During Past 5 Years
--------------------         -----------------------    ----------------------------------------
S. Leland Dill               Trustee                    Retired; Director of Coutts & Co.
5070 North Ocean Dr.                                    Trust Holdings Limited, Coutts & Co.
Singer Island, FL 33404                                 Group, Coutts & Co. (USA) (private
(68)                                                    banking); Trustee of BT Portfolios, BT
                                                        Investment Funds and Zweig Series
                                                        Trust.  Former partner of Peat Marwick
                                                        Mitchell & Co. and Director of Zweig
                                                        Cash Fund Inc. and Vintners
                                                        International Company, Inc.(winery).

Eugene J. Glaser*            Chairman, President,       President of the Manager and of
900 Third Avenue             Chief Executive            Zweig/Glaser Advisers; President and
New York, NY 10022           Officer and Trustee        Director of the Distributor; Chairman
(57)                                                    and Trustee of Zweig Series Trust;
                                                        Director of The Zweig Fund, Inc.; and
                                                        former Director of  Zweig Cash Fund
                                                        Inc.

David Katzen*                Executive Vice President   Executive Vice President of the Manager; Senior
900 Third Avenue             and Trustee                Vice President of Zweig/Glaser Advisors and Zweig
New York, NY 10022                                      Series Trust, and Vice President of Zweig
(40)                                                    Advisors Inc. Former Director of Quantitative
                                                        Research at Avatar Investors Associates
                                                        Corp.; Director of Equity Research for Zweig Total
                                                        Return Advisors, Inc.; Research Director of
                                                        Zweig Advisors Inc.; and Vice President of The
                                                        Zweig Fund, Inc. and ZZK Management, Inc.

Donald B. Romans             Trustee                    President of Romans & Company (private
233 East Wacker Dr.                                     investors and financial consultants);
Chicago, IL 60601                                       Director of Zweig Series Trust and
(66)                                                    The  Burnham Fund Inc.; Former
                                                        Consultant to and Executive Vice President
                                                        and Chief Financial Officer of Bally
                                                        Manufacturing Corporation and Director
                                                        of Zweig Cash Fund Inc.

Barry Mandinach              First Vice President       Executive Vice President of the Distributor;
900 Third Avenue                                        Senior Vice President of the Manager and of
New York, NY 10022                                      Zweig/Glaser Advisers.  First Vice President
(42)                                                    of Zweig Series Trust.

Alfred J. Ratcliffe          First Vice President,      First Vice President of the Manager and of
900 Third Avenue             Treasurer, Principal       Zweig/Glaser Advisers;  First Vice
New York, NY  10022          Accounting Officer         President, Principal Accounting Officer,
(50)                         and Assistant Secretary    Treasurer and Assistant Secretary of Zweig
                                                        Series Trust;  Former Vice President of The
                                                        Bank of  New York.

Charles I. Leone            First Vice President        First Vice President and Chief Financial
900 Third Avenue            and Assistant Secretary     Officer of the Manager and of Zweig/Glaser
New York, NY 10022                                      Advisers; First Vice President, Chief
(36)                                                    Financial Officer and Assistant Secretary of
                                                        the Distributor; First Vice President and
                                                        Assistant Secretary of Zweig Series Trust;
                                                        Former Assistant Treasurer of Zweig Cash
                                                        Fund Inc.

Annemarie Gilly              First Vice President       First Vice President of the Manager and the
900 Third Avenue                                        Distributor;  Vice President of Zweig Series
New York, NY 10022                                      Trust; Former Vice President of Concord
(46)                                                    Financial Group and Executive Vice President
                                                        and Chief Operating Officer of The Gabelli
                                                        Equity Trust, Inc.

Rhonda Lee Berzner           Assistant Vice             Senior Research Analyst for the Manager and
900 Third Avenue             President                  Zweig/Glaser Advisers; and Assistant Vice
New York, NY 10022                                      President of Zweig Series Trust.
(33)

Name,Address and Age         Position With the Trust    Principal Occupation During Past 5 Years
--------------------         -----------------------    ----------------------------------------
Tom Disbrow                  Assistant Vice             Vice President of the Manager and of
900 Third Avenue             President and              Zweig/Glaser Advisers;
New York, NY 10022           Assistant Treasurer        Assistant Vice President and Assistant
(32)                                                    Treasurer of Zweig Series Trust.

Tom Farrell                  Assistant Vice             Assistant Vice President of the Manager and
900 Third Avenue             President and              of Zweig/Glaser Advisers.
New York, NY 10022           Assistant Treasurer
(34)

Marc Baltuch                 Secretary                  First Vice President of the Manager and of
900 Third Avenue                                        Zweig/Glaser Advisers; Director, First Vice
New York, NY 10022                                      President, Chief Compliance Officer and
(52)                                                    Secretary of the Distributor.; Director and
                                                        President of Watermark Securities, Inc.
                                                        Secretary of Zweig Series Trust; Assistant
                                                        Secretary of Gotham Advisors, Inc., Zweig
                                                        Total Return Advisors, Inc. and of Zweig
                                                        Advisors Inc.;  Former Secretary of Zweig
                                                        Cash Fund Inc.

*Designates a Trustee who is an interested person of the Trust within the meaning of the 1940 Act.

     Set forth below is a table showing the estimated compensation of the Board of Trustees:

                                                             Total Compensation
                                  Aggregate Compensation     from the Trust paid
Name of Person, Position               from the Trust           to the Trustees
--------------------------------------------------------------------------------
James Balog, Trustee                     $5,500                   $5,500

Claire B. Benenson, Trustee               5,500                    5,500

S. Leland Dill, Trustee                   5,500                    5,500

Eugene J Glaser, Chairman,
Chief Executive Officer and
Trustee                                       0                        0

David Katzen, Executive Vice

President and Trustee                         0                        0

Donald B. Romans, Trustee                 5,500                    5,000


      Those trustees and officers of the Trust who are affiliated with the Distributor or the Manager are not separately compensated for their services as trustees or officers of the Trust. The Fund currently pays each of its "disinterested" trustees a fee of $2,500 per year, plus $750 per meeting attended ($500 per phone meeting) and reimburses their expenses for attendance at meetings. The trustees and officers of the Trust, as a group, owned less than 1% of any Class of the Fund.

      Trustees may be removed from office at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A shareholders meeting may be called by the Trustees or by the President of the Trust, or shall be called promptly by the Trustees upon the written request of shareholders of the Trust holding at least ten percent (10%) of the outstanding shares entitled to vote. Except as set forth above, the trustees shall continue to hold office and may appoint their successors.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Until its initial public offering, all shares of the fund will be held by Zweig/Glaser Advisers, the parent of the Manager.

INVESTMENT MANAGEMENT AND OTHER SERVICES

      Manager The Trust and Euclid Advisors LLC, the Manager, entered into an investment management agreement, dated April 16, 1998, (the "Management Agreement" ) pursuant to which the Manager reviews the portfolio of securities and investments of the Fund, and advises and assists the Fund with respect to the selection, acquisition, holding or disposal of securities. In addition to managing the investments, the Manager also makes recommendations with respect to other aspects and affairs of each Fund. The Manager also furnishes the Trust with certain administrative services, office space and equipment, and permits its officers and employees who may be elected trustees or officers of the Trust to serve in the capacities to which they are elected without additional compensation from the Trust. All other expenses incurred in the operation of the Fund are borne by the Fund, including: interest, taxes, fees and commissions of every kind; expenses of issue, repurchase or redemption of shares; costs of registering or qualifying shares for sale (including printing costs, legal fees and other expenses relating to the preparation and filing of the Fund's registration statement with the appropriate regulatory authorities and the production and filing of the Fund's prospectus); costs of insurance; association membership dues; all charges of custodians, including fees as custodian, escrow agent, and fees for keeping books and performing portfolio valuations; all charges of transfer agents, registrars, pricing services, independent accountants and legal counsel; expenses of preparing, printing and distributing prospectuses and all proxy materials, reports and notices to shareholders; expenses of distribution of shares pursuant to Rule 12b-1 Plans; out-of-pocket expenses of Trustees; fees of trustees who are not "affiliated persons" as defined in the 1940 Act; and all other costs incident to the Trust's existence as a business trust. The Distributor purchases copies of the Fund's prospectus and shareholder reports used for sales purposes at printer's overrun cost.

      The Fund pays the Manager for its services pursuant to the Management Agreement a monthly fee at the annual rate of 1.50% of the average daily net assets of the Fund. The Manager has voluntarily undertaken to limit the expenses of the Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1999 to 2.00% of its average daily net assets. The Manager reserves the right to discontinue this policy at any time after April 30, 1999.

      The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or "interested persons" of any such party. The Management Agreement may be terminated without penalty by either party on 60 days' written notice and must terminate in the event of its assignment.

      The Management Agreement provides that the Manager is liable only for its acts or omissions caused by its willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Manager to render services to others and to engage in other activities.

      The Manager may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Fund. The Distributor or its affiliates may provide the Manager (without charge to the Fund) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to the Fund.

      The Manager has adopted a Code of Ethics (the "Code") that requires all persons subject to the Code to pre-clear any proposed non-exempt personal securities transaction. Permission for any proposed transaction will be granted provided it is determined that such would not negatively impact activity in client accounts. In the event that a client of the Manager's affiliates also owns such security, or it is proposed that such client purchase such security, available investments or opportunities for sales will be allocated in a manner deemed to be equitable by the Manager.

      Distributor Pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"), Zweig Securities Corp., the Distributor, acts as distributor of the Fund's shares. The Distribution Agreement was approved by the Trustees on April 16,1998. The compensation of the Distributor and selling dealer is described the Prospectus under "Choosing Among Classes When Purchasing Shares." Normally, the Distributor receives a front-end sales commission on sales of Class A Shares, a declining CDSC ranging from 5% to 1% on Class B Shares held for less than seven years, and a CDSC of 1.25% on Class C Shares held for less than one year. A 1% CDSC may apply on redemptions within 18 months of purchases of Class A Shares not subject to a sales charge. The Distributor also is compensated under the Rule 12b-1 distribution plans as described more fully below.

      The Distributor may reallow amounts in excess of the sales concessions listed in the Prospectus, and pay certain costs, to dealers who provide additional services and special assistance in selling shares of the Fund.

      Distribution Plans The Fund has adopted a distribution plan for each class of shares except Class I Shares in accordance with Rule 12b-1 under the Act (the "Plan"), to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares (other than Class I Shares) pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class and a distribution fee based on average daily net assets at the rate of 0.05% per annum for Class A Shares and 0.75% per annum for Class B Shares and Class C Shares.

      A report of the amounts expended under the Plan must be made to, and reviewed by, the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by a majority of the Board, including a majority of the Board who are neither "interested persons" of the Fund (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plan (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

      The Plan is subject to annual approval by a majority of the Board of Trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Qualified Trustees or, with respect to any class - by vote of a majority of the shares of such class. .If the Plan is terminated (or not renewed) with respect to one or more classes, it may continue in effect with respect to any class as to which it has not been terminated (or has not been renewed). Pursuant to the Plan, any new trustees who are not "interested persons" must be nominated by existing trustees who are not "interested persons".

      Because all amounts paid pursuant to the Plan are paid to the Distributor, the Distributor, its officers, directors and employees, may all be deemed to have a direct or indirect financial interest in the operation of the Plan. None of the Trustees who is not an "interested person" of the Fund has a direct or indirect financial interest in the operation of the Plan.

      Benefits from the Plan may accrue to the Fund and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plan. Increases in the Fund's net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions. Under its terms, the Plan will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above.

      The adoption of the Plan was approved by the Board of Trustees, including a majority of the Qualified Trustees, at a meeting held on April 16, 1998. Prior to approving the adoption of the Plan, the Board requested and received from the Distributor all the information which it deemed necessary to arrive at an informed determination as to the adoption of the Plan. In making its determination to adopt the Plan, the Board considered, among other factors: (1) the experience under a substantially identical Plan and previous Rule 12b-1 Plan's of Zweig Series Trust, and whether such experience indicates that the Plan would operate as anticipated; (2) the benefits the Fund would be likely to obtain under the Plan; including the fact that the Plan was necessary to permit the Fund to offer exchangeability of its shares for shares of the same class of the funds that comprise Zweig Series Trust (3) what services would be provided under the Plan by the Distributor to the Fund and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plan. Based upon their review, the Board, including each of the Qualified Trustees, determined that the adoption of the Plan would be in the best interest of the Fund, and that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. In the Board's quarterly review of the Plan, the Trustees will consider its continued appropriateness and the level of compensation provided therein.

      The Board of Trustees has the right to terminate the Rule 12b-1 Plan for the Class B Shares, and in the event of such termination, no further payments would be made thereunder. However, in the event the Board of Trustees were to terminate the Rule 12b-1 Plan for the Class B Shares for the Fund, the Fund may not thereafter adopt a new Rule 12b-1 Plan for a class of that Fund having, in the good faith determination of the Board of Trustees, substantially similar economic characteristics to the Class B Shares. Termination of the Rule 12b-1 Plan for the Class B Shares or the Distribution Agreement does not affect the obligation of the Class B shareholders to pay CDSCs. The Distributor has sold its right to receive certain payments under the Distribution Agreement to financial institutions in order to finance the distribution of the Class B Shares.

      The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.

      Custodian, Fund Accounting Agent, Transfer Agent and Dividend Paying Agent. The Bank of New York, 48 Wall Street, New York, New York 10286 serves as custodian and fund accounting agent, and State Street Bank and Trust Company, P.O. Box 8505, Boston, Massachusetts 02260-8505, serves as the transfer agent and dividend paying agent for the Fund.

      Independent Accountants. Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, serves as independent accountants for the Fund. In addition to reporting annually on the financial statements of the Fund, the Fund's accountants also review certain filings of the Fund with the Securities and Exchange Commission.

      Counsel. Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, is counsel to the Fund. The firm also acts as counsel to the Manager and the Distributor.

ADVISOR'S PRIOR PERFORMANCE

      Euclid Advisors LLC also serves as the manager of other accounts. The performance information shown below is based on a composite of all accounts with investment objective, policies and strategies that are substantially similar to those of the fund managed by Euclid Advisors LLC or by Euclid Advisors, Inc., the Manager's predecessor, and Zweig/Katzen Investors, L.P. (collectively, the "Accounts"). David Katzen was the portfolio manager for each of the Accounts since inception. The performance information shown in the table below has been adjusted to give effect to the estimated annualized expenses of the different classes of shares during the Fund's first year of operations expenses (without giving effect to any expense waivers or reimbursements). Performance from inception has a negligible correlation with the stock market (R-squared of .01 against the Standard & Poor's 500 Index - whereas an R-squared of 1.00 would be a perfect correlation) or the bond market (R-squared of .03 against the Lehman Government/Corporate Bond index. The information below should not be considered a prediction of future performance of the Fund. The performance of the Fund may be higher or lower than the performance of the Accounts. The Accounts were not registered under the 1940 Act and therefore were not subject to the diversification and other requirements of the 1940 Act and the Internal Revenue Code. If the Accounts had been subject to these requirements, their performance might have been adversely affected. The following table also shows the average annual total return on 3-month U.S. Treasury bills for the same periods.

Performance of Accounts adjusted for the                  One-Year Period   Three-Year Period    Five-Year Period   Eight-Year
                                                                                                                    Period
fees and expenses of the different classes of Shares of   Ending            Ending               Ending             From inception
the Fund                                                                                                            on January 1,
                                                                                                                    1990
                                                            Dec. 31, 1997      Dec. 31, 1997       Dec. 31, 1997    to Dec. 31, 1997

                      Class A with maximum sales charge           3.34%              9.02%               7.43%             11.11%

                           Class A with no sales charge           9.36%             11.10%               8.66%             11.90%

                                      Class B with CDSC           3.17%              9.21%               7.47%             11.22%

                                  Class B with  no CDSC           8.60%             10.33%               7.90%             11.22%

                                      Class C with CDSC           7.24%             10.33%               7.90%             11.12%

                                  Class C with  no CDSC           8.60%             10.33%               7.90%             11.12%

                                                Class I           9.68%             11.43%               8.98%             12.23%

            Performance of 3-month U.S. Treasury Bills.           5.31%              5.45%               4.78%              5.14%


      The above table is not the performance of the Fund. Giving effect to the expense limitation set forth in the "Fee Table" section, the average annual total return of the Accounts for the one-year, three-year, five-year and eight-year (since-inception) periods ended December 31, 1997 for the Accounts would have been approximately 0.16% higher for all classes of shares.

      An investment in 3-month U.S. Treasury Bills is different from an investment in the Fund or in the Accounts because Treasury Bills are backed by the full faith and credit of the United States, have a fixed rate of return and a short duration, and investors in Treasury Bills do not risk losing capital.

      The following table shows the total return of the Accounts, quarter by quarter, since inception adjusted for the estimated expenses of the different classes of shares but without adjustment for sales charges. Sales charges apply at the time of purchase (Class A Shares) or if shares are redeemed within specified periods (Class B and Class C Shares) - see "Choosing Among Classes When Purchasing shares" in the prospectus. Also shown, by quarter, is the total return of 3-month U.S. Treasury bills.

                                      1998       First Quarter
                                      ----       -------------
             adjusted for Class A expenses           4.59%
             adjusted for Class B expenses           4.41%
             adjusted for Class C expenses           4.41%
             adjusted for Class I expenses           4.67%

Performance of 3-month U.S. Treasury Bills.          1.30%

                                      1997       First Quarter   Second Quarter   Third Quarter    Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           0.78%            2.46%           6.84%            -0.87%
             adjusted for Class B expenses           0.61%            2.28%           6.65%            -1.05%
             adjusted for Class C expenses           0.61%            2.28%           6.65%            -1.05%
             adjusted for Class I expenses           0.86%            2.53%           6.91%            -0.80%

Performance of 3-month U.S. Treasury Bills.          1.31%            1.31%           1.30%             1.31%

                                      1996       First Quarter   Second Quarter   Third Quarter    Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           0.83%            5.94%           0.01%            3.96%
             adjusted for Class B expenses           0.65%            5.76%           -0.16%           3.78%
             adjusted for Class C expenses           0.65%            5.76%           -0.16%           3.78%
             adjusted for Class I expenses           0.90%           6..02%           0.09%            4.03%

Performance of 3-month U.S. Treasury Bills.          1.27%            1.30%           1.32%            1.29%

                                      1995       First Quarter   Second Quarter   Third Quarter    Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           0.59%            8.08%           5.83%            -1.87%
             adjusted for Class B expenses           0.41%            7.90%           5.64%            -2.04%
             adjusted for Class C expenses           0.41%            7.90%           5.64%            -2.04%
             adjusted for Class I expenses           0.66%            8.16%           5.90%            -1.79%

Performance of 3-month U.S. Treasury Bills.          1.49%            1.45%           1.39%            1.36%

                                      1994       First Quarter    Second Quarter   Third Quarter   Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           1.46%           -0.48%           -4.21%           3.29%
             adjusted for Class B expenses           1.28%           -0.65%           -4.38%           3.11%
             adjusted for Class C expenses           1.28%           -0.65%           -4.38%           3.11%
             adjusted for Class I expenses           1.54%           -0.40%           -4.13%           3.37%

Performance of 3-month U.S. Treasury Bills.          0.83%             1.04%           1.15%           1.36%

                                      1993       First Quarter    Second Quarter   Third Quarter   Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           8.10%            3.41%           4.75%            -5.60%
             adjusted for Class B expenses           7.92%            3.23%           4.57%            -5.77%
             adjusted for Class C expenses           7.92%            3.23%           4.57%            -5.77%
             adjusted for Class I expenses           8.18%            3.49%           4.83%            -5.53%

Performance of 3-month U.S. Treasury Bills.          0.76%             0.76%           0.77%           0.79%

                                      1992       First Quarter    Second Quarter   Third Quarter   Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           2.49%            2.80%           0.32%            3.52%
             adjusted for Class B expenses           2.32%            2.63%           0.15%            3.34%
             adjusted for Class C expenses           2.32%            2.63%           0.15%            3.34%
             adjusted for Class I expenses           2.57%            2.88%           0.40%            3.60%

Performance of 3-month U.S. Treasury Bills.          1.00%             0.94%           0.80%           0.79%

                                      1991       First Quarter    Second Quarter   Third Quarter   Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           1.24%            0.53%           3.53%            5.80%
             adjusted for Class B expenses           1.06%            0.36%           3.35%            5.62%
             adjusted for Class C expenses           1.06%            0.36%           3.35%            5.62%
             adjusted for Class I expenses           1.31%            0.61%           3.61%            5.88%
Performance of 3-month U.S. Treasury Bills.          1.56%             1.44%           1.40%           1.17%

                                      1990       First Quarter    Second Quarter   Third Quarter   Fourth Quarter
                                      ----       -------------   --------------   -------------    --------------
             adjusted for Class A expenses           0.91%            5.18%           14.57%           9.39%
             adjusted for Class B expenses           0.73%            5.00%           14.38%           9.20%
             adjusted for Class C expenses           0.73%            5.00%           14.38%           9.20%
             adjusted for Class I expenses           0.98%            5.26%           14.65%           9.47%

Performance of 3-month U.S. Treasury Bills.          1.99%             2.01            1.94%           1.81%

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Officers and Trustees of the Fund and officers of the Manager who are also officers or directors of the Distributor or its affiliates receive indirect benefits from the Fund as a result of its usual and customary brokerage commissions which the Distributor or its affiliates may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The Management Agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund which the Distributor may receive.

      Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Manager may receive orders for transactions by the Fund. Information so received will enable the Manager to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful and of value to the Manager and its affiliates in servicing other clients as well as the Fund; in addition, information obtained by the Manager and its affiliates in servicing other clients may be useful and of value to the Manager in servicing the Fund. No principal transactions are effected with Zweig Securities Corp. or any of its affiliated companies.

      The Fund may from time to time allocate brokerage commissions to firms that furnish research and statistical information to the Manager. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities and similar information relating to securities. No formula has been established for the allocation of business to such brokers. Consideration may be given to research provided and payment may be made of a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.

      Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution alone, nor generally can the value of research services be measured. Research services furnished might be useful and of value to the Manager and its affiliates in serving other clients as well as the Fund, but on the other hand, any research service obtained by the Manager or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Manager in carrying out its obligation to the Fund.

      There are no fixed limitations regarding the turnover rates of the Fund's long and short portfolios. In computing the portfolio turnover rate, all securities, including options, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of securities in the Fund's long portfolio for the fiscal year by (B) the monthly average of the value of portfolio securities owned by such portfolio during the fiscal year.

      The exercise of calls written by the fund may cause the Fund to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

YIELD AND PERFORMANCE INFORMATION

      The Fund will include performance data for Class A, Class B and Class C Shares of the Fund in its advertisements, sales literature and other information distributed to the public that includes performance data of the Fund. Such performance information will be based on investment yields or total returns for the Fund.

      Yield. Yield may not be the same as the distribution rate or the income reported in the Funds' financial statements. We compute yield by taking the interest and dividend income the fund earns in a 30-day period, net of expenses, and dividing that amount by the average number of shares entitled to receive dividends.

Yield will be calculated, using a one-month base period, according to the following formula:

            Yield = 2 X [(a-b/cd) + 1]6 - 1

      Where:

      a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
      d = the maximum offering price per share on the last day of the period.

      Average Annual Total Return. Total return represents the average annual compounded rate of return on an investment of $1,000 at the maximum public offering price (in the case of Class A Shares) or reflecting the deduction of any applicable CDSC. All data are based on past investment results. Average annual total return for a given period is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1 + T)n = ERV

      Where:

      P = a hypothetical initial investment in the Fund of $1,000
      T = average annual total return
      n = number of years in period
      ERV = ending redeemable value, at the end of the period, of a hypothetical
            $1,000 investment in the Fund made at the beginning of the period.

      The investment results of Shares of the Fund will tend to fluctuate over time, so that historical yields, current distributions and total returns should not be considered representations of what an investment may earn in any future period. Actual dividends will tend to reflect changes in market yields, and will also depend upon the level of a Class's or the Fund's expenses, realized or unrealized investment gains and losses, and the results of the Fund's investment policies. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.

      The Fund also may include in its advertisements data from Age Wave, Inc.; the American Association of Retired Persons; Barron's; Business Week; CDA/Wiesenberger Investment Companies Service; Dalbar Surveys; Donoghue's Money Fund Report; Financial Planning; Financial World; Forbes; Fortune; Fundscope, Hulbert Financial Digest; Ibbotson Associates; Individual Investor; Investment Advisor; Investors Business Daily; The Liscio Report; Lipper Analytical Services, Inc.; Micropal Inc.; Money; Morningstar Mutual Funds; Mutual Fund Forecaster; Mutual Funds Magazine; The National Center for Education Statistics; The New York Times; The Philatelic Foundation; Smart Money; USA Today; U.S. News & World Report; The Wall Street Journal; Worth and other industry publications.

REGISTRATION STATEMENT

      This Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C.

      Statements contained in this Statement of Additional Information and the Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information and the Prospectus form a part, each such statement being qualified in all respects by such reference.


FINANCIAL STATEMENTS

EUCLID MARKET NEUTRAL FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 22, 1998

ASSETS

Cash .......................................................   $100,000
Deferred organization expenses .............................     50,000
                                                               --------
Total Assets ...............................................   $150,000

LIABILITIES
Accrued organization expenses ..............................     50,000
                                                               --------
NET ASSETS .................................................   $100,000
                                                               ========
--------------------------------------------------------------------------------

Class A Shares
Net asset value ("NAV") and redemption price per share
  ($25,000/2,204.586 shares)................................     $11.34
                                                                 ======
Maximum public offering price per share - NAV/
  (1-maximum sales charge)($11.34/.945) ....................     $12.00
  ==                      ======= ====                           ======

Class B Shares
Net asset value and offering price per share
  ($25,000/2,204.586 shares)................................     $11.34
                                                                 ======
Redemption price per share .................................          *
                                                                 ======
Class C Shares
Net asset value and offering price per share
  ($25,000/2,204.586 shares)................................     $11.34
                                                                 ======
Redemption price per share .................................          *
                                                                 ======
Class I Shares
Net asset value, offering and redemption price per share
  ($25,000/2,204.586 shares)................................     $11.34
                                                                 ======

----------
*   Redemption price subject to  sales charge.

NOTES

1. Euclid Mutual Funds (the "Trust"), organized as a Delaware business trust on February 3, 1998 and has been inactive since that date except for matters relating to its organization and registration under the Investment Company Act of 1940 as a diversified, open-end management investment company and the sale of $100,000 of shares of beneficial interest of Euclid Market Neutral Fund (the "Fund"), a Series of the Trust, to Euclid Advisors LLC, the Fund's investment manager (the "Manager"). The Fund offers Class A, Class B, Class C and Class I Shares, and 2,204.586 shares of each Class were issued to the Manager as part of the $100,000 sale.

2. The organization expenses of the Trust advanced by the Manager will be repaid by the Fund after commencement of operations. Such costs will be amortized on a straight-line basis over a five-year period from commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during this period, the Fund will be reimbursed by the Manager for any unamortized organization expenses in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of redemption.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of and Shareholder in
Euclid Mutual Funds

We have audited the accompanying statement of assets and liabilities of Euclid Mutual Funds, comprised of Euclid Market Neutral Fund, as of April 22, 1998. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted accounting standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Euclid Mutual Funds as April 22, 1998, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
April 22, 1998